                                                                 EXHIBIT 10.2(a)


                         AGREEMENT OF PURCHASE AND SALE


                                     among


                            THE SELLERS NAMED HEREIN



                                      and


                             IHC MEMBER CORPORATION





                              As of March 29, 1996

                               TABLE OF CONTENTS



                                                                                                                     Page
1.       Sale of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.       Purchase Price; Earnest Money.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

3.       The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         4.1  Formation; Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         4.2  Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         4.3  No Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.4  No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.5  Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         4.6  Action by Assignors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         4.7  Limitation on Sections 4.5 and 4.6  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         4.8  Good Faith Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

5.  Representations, Warranties and Covenants of Buyer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.1  Formation; Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.2  Power; Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.3  No Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.4  No Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         5.5  Examination; No Contingencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         5.6  Good Faith Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         5.7  Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         5.8  Operation of the Property Partnerships  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

6.  Conditions Precedent to Closing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.1  Sellers' Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.2  Buyer's Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.       New York State Real Estate Transfer Gains Tax; Other Real Estate Transfer Taxes. . . . . . . . . . . . . . .  15

8.       Further Assurances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

9.       Survival of Representations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

10.      Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.1  Indemnification by the Sellers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         10.2  Indemnification by Buyer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         10.3  Termination of Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

11.      Allocation of Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.      Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

13.      Rights of the Sellers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

14.      Interstone Three . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

15.      Lisle Management Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                                                                                     Page
                                                                                                                     ----
16.      Use of Blackstone Name and Address . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

17.      Agreement of Interstate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

18.      Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

19.      Confidentiality; Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

20.      Successors and Assigns; No Third-Party Beneficiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

21.      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

22.      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

23.      Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

24.      Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

25.      No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

26.      Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

27.      Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

28.      Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

29.      Section Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

30.      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26


Exhibits

Exhibit A                 Form of Interstone Amendments
Exhibit B                 Terms of Interstone Three Amendments

Schedules

Schedule A-1     BREP Assignors and Interstone Partnerships
Schedule A-2     GP Assignors and Property Partnerships
Schedule B       Trumbull Members
Schedule C       Purchase Price
Schedule D       Section 4.6(a) Exceptions

                         AGREEMENT OF PURCHASE AND SALE


                 AGREEMENT OF PURCHASE AND SALE (this "Agreement"), made as of the 29th day of March, 1996 by and between each of the entities listed in the column entitled "BREP Assignors" of Schedule A-1 attached hereto and made a part hereof (individually, a "BREP Assignor"; collectively, the "BREP Assignors"), each of the entities listed in the column entitled "GP Assignors") of Schedule A-2 attached hereto and made a part hereof (individually, a "GP Assignor"; collectively, the "GP Assignors"; the GP Assignors and the BREP Assignors, collectively, the "Assignors"), BRE/TRUMBULL L.L.C., a Delaware limited liability company ("BRE/Trumbull; BRE/Trumbull and the Assignors, collectively, the "Sellers"), and IHC MEMBER CORPORATION, a Delaware corporation ("Buyer").


                                   Background

                 A. Each BREP Assignor is a partner in the respective partnerships (individually, an "Interstone Partnership"; collectively, the "Interstone Partnerships") listed opposite its name on Schedule A-1 in the column entitled "Interstone Partnerships". The Interstone Partnerships hold limited partnership interests of certain partnerships which own one or more hotels (individually, a "Property Partnership"; collectively, the "Property Partnerships"). Each GP Assignor is a partner in the respective Property Partnerships listed opposite its name on Schedule A-2 in the column entitled "Property Partnerships"; except that BREI/CGL Inc. is a partner in Interstone/CGL Management Associates, which is a general partner in Interstone/CGL Partners L.P., a Property Partnership, and as used herein, the Property Partnerships shall include Interstone/CGL Management Associates and Interstone/CGL Partners L.P. The partnership interests of the BREP Assignors in the Interstone Partnerships and the partnership interests of the GP Assignors in the Property Partnerships shall be referred to herein, collectively, as the "Interests".

                 B. Reference is hereby made to that certain Contribution Agreement dated as of the date hereof (the "Fort Magruder Agreement") among Interstone Partners I L.P., Interstone Partners II L.P., Interstone Partners III L.P., Interstone Partners IV L.P., BREI/Williamsburg L.L.C., S.B. Westridge Inc., IHC/Williamsburg, Inc. (collectively, in such capacity, the "Fort Magruder Contributors") and Interstate Hotels Corporation ("Interstate"), whereby the Fort Magruder Contributors have agreed to contribute to Interstate, and Interstate has agreed to accept from the Fort Magruder Contributors, all of the Fort Magruder Contributors' partnership interests in Interstone/Williamsburg Partnership, L.P. (the "Fort Magruder Partnership"). The closing under the Fort Magruder Agreement shall occur immediately prior to the Closing (as defined below) hereunder, and accordingly, the Fort Magruder Partnership shall not be deemed a Property Partnership hereunder.

                 C. BRE/Trumbull L.L.C., a Delaware limited liability company ("BRE/Trumbull"), is the holder of that certain Note Consolidation, Amendment and Restatement Agreement dated as of April 26, 1995 between Trumbull Hotel Associates Limited Partnership ("Trumbull Owner") and BRE/Trumbull (the "Trumbull Note"), secured by among other things that certain Open-End Mortgage Deed Consolidation, Amendment and Restatement Agreement and UCC-1 Financing Statement dated as of April 26, 1995 (the "Trumbull Mortgage") between Trumbull Owner and BRE/Trumbull. Pursuant to the Trumbull Mortgage, BRE/Trumbull has a first mortgage lien on the land and improvements located in Trumbull, Connecticut commonly known as the Trumbull Marriott (the "Trumbull Hotel"). Each of the parties listed on Schedule B attached hereto and made a part hereof is a member in BRE/Trumbull (the "Trumbull Members"). The Trumbull Members' ownership interests in BRE/Trumbull shall be referred to herein as the "Trumbull Interests". The Trumbull Hotel and the Trumbull Interests, whichever is to be sold hereunder pursuant to the terms hereof, shall be referred to herein as the "Trumbull Assets".

                 D. Pursuant to that certain Option Agreement dated as of October 12, 1995 among Interstate, the Existing Stockholders named therein, The Blackstone Group L.P., the Prospective Equity Participants named therein and Blackstone Real Estate Advisors L.P. ("BREA"), as amended by that certain Amendment No. 1 to Option Agreement dated as of December 12, 1995 and that certain Amendment No. 2 to the Option Agreement dated as of the date hereof (as amended, the "Option Agreement"), BREA on behalf of the Prospective Equity Participants named therein has the option to purchase equity interests in Interstate (or a successor to Interstate) in accordance with the terms of the Option Agreement (the "Option").

                 E. The Interests and the Trumbull Assets shall be referred to herein, collectively, as the "Assets".

                 F. The Sellers desire to sell to Buyer, and Buyer desires to purchase from the Sellers, the Assets on the terms and conditions hereinafter set forth.


                                   Agreement


                 1. Sale of Assets. (a) On the Closing Date (as hereinafter defined) and pursuant to the terms and subject to the conditions set forth in this Agreement, the Sellers shall sell to Buyer, and Buyer shall purchase from each of the Sellers, all of the Assets. It is understood and agreed that the closing of the purchases of the Assets shall occur contemporaneously and, except as explicitly set forth in this Section, none of the purchases of the Assets shall close unless the purchase of all of the Assets closes contemporaneously. The Sellers agree that the Assets shall include any right of the Sellers in any insurance proceeds for property damage and any condemnation awards received by any of the Property Partnerships after the date hereof with respect to any casualty or condemnation of the property of the Property Partnerships.

                 (b) Buyer shall elect prior to the Closing whether it will purchase the Trumbull Hotel or the Trumbull Interests or both at the Closing, subject to the reasonable approval of the Sellers based on tax consequences. Notwithstanding the foregoing, Seller shall have the right to preserve the existence of the Trumbull Note and Trumbull Mortgage and require the Buyer to cause the fee interest in the Trumbull Hotel to be acquired by one legal entity and the Trumbull Interests or the Trumbull Note and Trumbull Mortgage to be acquired by a different legal entity. Notwithstanding subsection (a) above, if on the Closing Date BRE/Trumbull does not have fee title to the Trumbull Hotel and cannot otherwise cause the sale of the Trumbull Hotel to Buyer (or an affiliate as provided in the previous sentence) on the Closing Date, the Trumbull Assets shall be withdrawn from the Assets sold hereunder, and the Purchase Price shall be adjusted as set forth in Section 2(b) below.


                 2. Purchase Price; Earnest Money. (a) The aggregate purchase price for the Assets (the "Purchase Price") shall be the amount set forth on Schedule C attached hereto and made a part hereof opposite the date on which all of the following shall have occurred: (i) this Agreement shall have been executed and delivered by the parties hereto, (ii) the Escrow Agent (as defined below) shall have received the Earnest Money (as defined below) and the Escrow Agreement (as defined below) shall have been executed by all of the parties thereto and (iii) the Sellers shall have received the Interstone Amendments (as defined below) fully executed and delivered by the affiliates of Buyer parties thereto.

                 (b) Provided the Trumbull Assets shall be included in the Assets sold hereunder, the Sellers may require Buyer to pay at the Closing up to $4,000,000 (in addition to any other amount due hereunder) to the then owner of the Trumbull Hotel towards the purchase of the Trumbull Hotel (the "Additional Trumbull Payments"), and Buyer shall make the Additional Trumbull Payments as the Sellers direct. If on the Closing Date, the Trumbull Assets are included in the Assets being sold hereunder, and the total Additional Trumbull Payments made by Buyer are less than $4,000,000, Buyer shall pay to the Sellers at the Closing (as an addition to the Purchase Price) 50% of the difference between (i) $4,000,000 and (ii) the amount of Additional Trumbull Payments made by Buyer. In the event that the Trumbull Assets, in accordance with Section 1(b) above, are withdrawn from the Assets to be sold hereunder, the Purchase Price shall be reduced by an amount equal to $12,000,000.

                 (c) Simultaneously with the execution of this Agreement, Buyer and the Sellers shall arrange for the execution and delivery by the partners of the Interstone Partnerships of amendments to the limited partnership agreements of the Interstone Partnerships (the "Interstone Amendments"), in the form of Exhibit A attached hereto and made a part hereof.

                 (d) The Purchase Price shall be paid to the Sellers, as follows:

                 (i) upon execution of this Agreement, Buyer shall deposit with Chicago Title Insurance Company, as escrow agent ("Escrow Agent"), the sum of Five Million Dollars ($5,000,000) (together with any interest earned thereon, the "Earnest Money") in immediately available funds by wire transfer to such account as Escrow Agent shall designate to Buyer; the Earnest Money shall be held in escrow in accordance with the Escrow Agreement among the Sellers, Buyer and Escrow Agent dated as of the date hereof and shall be nonrefundable to Buyer except if all of the conditions set forth in Section 6.2 have not been met by the Outside Closing Date or otherwise as set forth in
         Section 12(b) below; and

                 (ii) on the Closing Date, Buyer shall deliver the remainder of the Purchase Price to the Sellers in immediately available funds by wire transfer to such account or accounts that BREA, as agent for the Sellers, shall designate to Buyer. By their execution of this Agreement, each Seller acknowledges that the Purchase Price and all other amounts payable to the Sellers hereunder may be wired to BREA as its agent hereunder unless otherwise explicitly stated in this Agreement.

                 (e) In addition to any other amounts paid by Buyer pursuant to this Section, Buyer shall also pay to BREA at the Closing the sum of $2,000,000, which constitutes the amount of working capital provided to the Property Partnerships by affiliates of BREA.

                 (f) In addition to any other amounts paid by Buyer pursuant to this Section, Buyer shall also pay to BREA at the Closing an amount equal to the direct or indirect partnership interest of the Assignors in all net cash flow of the Property Partnerships for the period beginning immediately after the last distribution to the Assignors with respect to each Property Partnership and ending on the Closing Date. For the purposes of this Section, net cash flow shall be calculated in the same manner as net cash flow of the Property Partnerships has been previously calculated, except that (i) net cash flow shall be increased by the amount of prepaid expenses of the Property

Partnership as of the Closing Date and (ii) net cash flow shall be increased by any payments made after the date hereof to any lender which is applied to the reduction of the principal amount of a loan. Amounts held by any lender or other third party as collateral, in a lock box account or otherwise shall be included in the calculation of net cash flow for the purposes of this Section. To the extent any items used in the calculation of net cash flow are not determinable at the Closing, the parties shall use reasonable estimates to determine net cash flow at the Closing, and shall make adjustments as the necessary information becomes available. The provisions of this Section shall survive the Closing of this Agreement.

                 (g) No adjustment shall be made to the Purchase Price except as explicitly set forth in this Agreement.


                 3. The Closing. (a) The closing of the sale and purchase of the Assets (the "Closing") shall take place on the date (the "Closing Date") of the closing of the initial public offering of the common stock of Interstate as contemplated pursuant to Section 3.1 of the Second Amendment to the Option Agreement (the "IPO"); provided however, that the Closing Date shall occur on or before July 1, 1996 (the "Outside Closing Date") whether or not the IPO has occurred, time being of the essence.

                 (b) The Closing shall be held on the Closing Date at 10:00 A.M. at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location agreed upon by the parties hereto.


                 4. Representations, Warranties and Covenants of the Sellers. Each Seller hereby represents, warrants and covenants to Buyer as of the date hereof and as of the Closing Date, as to itself and its own actions, severally but not jointly, as follows:

                 4.1 Formation; Existence. It is a limited partnership or corporation, as applicable, duly formed, validly existing and in good standing under the laws of the state of Delaware.

                 4.2 Power and Authority. It has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

                 4.3 No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby, other than with respect to any liquor licenses held by any of the Property Partnerships or their agents.

                 4.4 No Conflicts. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the sale of the Assets, will not (a) conflict with or result in any violation of its organizational documents, (b) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (c) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties.

                 4.5 Assets It is the owner and holder of the Interests as set forth on Schedule A-1 or Schedule A- 2, as appropriate, and such Interests are held by it free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, adverse claim or restriction (except for possible security interests which will be terminated prior to the Closing). Other than pursuant to agreements of which Buyer, Interstate or any affiliates of Buyer or Interstate (provided that the Sellers shall not be deemed to be affiliates of Buyer or Interstate for this purpose) have received notice as partners in certain of the Interstone Partnerships and Property Partnerships and as manager of the assets of the Property Partnerships, there are no options, instruments or agreements to which any such Interest is bound or pursuant to which any such Interest might be restricted or otherwise encumbered (collectively, "Encumbrances"). Upon transfer of such Interests by it to Buyer and upon payment by Buyer to the Sellers of the Purchase Price, Buyer will receive such Interests free and clear of any Encumbrances (other than those arising from acts of Buyer or its affiliates). It has not prior to the date hereof sold (or entered into an agreement to sell) any of its partnership interests in the

         Interstone Partnerships or any general partnership interest in the Property Partnerships (except for the possible granting of security interests, all of which will be terminated prior to the Closing). The Interests constitute all of the partnership interests in the Interstone Partnerships which were held by the Blackstone Partners (as defined in the limited partnership agreements of the Interstone Partnerships) upon the formation of the Interstone Partnerships, and all of the partnership interests in the Property Partnerships which were held by the Blackstone General Partner and the Schreiber General Partner (as such terms are defined in the limited partnership agreements of the Property Partnerships) upon the formation of the Property Partnerships. Buyer hereby acknowledges that this representation is not being made by BRE/Trumbull.

                 4.6 Action by Assignors. (a) It has not, without actual oral or written notice to Buyer or its affiliates (provided that none of the Sellers shall be deemed affiliates of Buyer for this purpose) as partners in certain of the Interstone Partnerships and Property Partnerships and as manager of the assets of the Property Partnerships, or as otherwise set forth on Schedule D, (i) caused any Property Partnership to sell or otherwise dispose (or enter into a contract to sell or otherwise dispose, except for this Agreement) of any of its material assets, (ii) caused any Property Partnership to place a voluntary lien on any of its material assets, or (iii) caused any Property Partnership to enter into, modify or terminate any material contracts, material leases or other material commitments.

                 (b) From the date hereof through the Closing Date, it shall not, without the prior approval of Buyer, (i) cause any Property Partnership to sell or otherwise dispose (or enter into a contract to sell or otherwise dispose, except for this Agreement) of any of its material assets, (ii) cause any Property Partnership to place a voluntary lien on any of its material assets, or (iii) cause any Property Partnership to enter into, modify or terminate any material contracts, material leases or other material commitments, except, in the case of clause (iii), in the ordinary course of business. From the date hereof through the Closing Date, it shall not, without the prior approval of Buyer, cause any Property Partnership to refinance any loan secured by any of its assets, unless such loan shall be due and payable.

                 4.7      Limitation on Sections 4.5 and 4.6.  Nothing in
         Section 4.5 or 4.6 shall be deemed to be a representation that a Seller has not heretofore solicited other buyers for the Assets or has not heretofore negotiated for the sale of the Assets with any other parties. Notwithstanding the foregoing, each Seller covenants that it shall not solicit other buyers for the Assets nor negotiate for the sale of the Assets to other buyers prior to June 1, 1996; provided, however, that such date shall be extended to July 1, 1996 if on June 1, 1996, Buyer delivers to the Sellers a certificate of the lead underwriter for the IPO stating that such lead underwriter reasonably believes that the IPO shall be completed on or prior to July 1, 1996. Each Seller further covenants that it shall not enter into a contract to sell the Assets to other buyers prior to July 1, 1996.

                 4.8 Good Faith Efforts. It shall use its good faith efforts to consummate the Closing and fulfill each of its obligations hereunder.


                 5. Representations, Warranties and Covenants of Buyer. Buyer hereby represents, warrants and covenants to the Sellers as of the date hereof and as of the Closing Date as follows:

                          5.1 Formation; Existence. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                          5.2 Power; Authority. Buyer has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, the purchase of the Assets and the consummation of the transactions provided for herein have been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights and by general principles of equity (whether applied in a proceeding at law or in equity).

                 5.3 No Consents. No consent, license, approval, order, permit or authorization of, or registration, filing or declaration with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required to be obtained or made in connection with the execution, delivery and performance of this Agreement or any of the transactions required or contemplated hereby, other than with respect to any liquor licenses held by any of the Property Partnerships or their agents.

                 5.4 No Conflicts. The execution, delivery and compliance with, and performance of the terms and provisions of, this Agreement, and the sale of the Assets, will not (a) conflict with or result in any violation of its organizational documents, (b) conflict with or result in any violation of any provision of any bond, note or other instrument of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party in its individual capacity, or (c) violate any existing term or provision of any order, writ, judgment, injunction, decree, statute, law, rule or regulation applicable to it or its assets or properties.

                 5.5 Examination; No Contingencies. Before entering into this Agreement, Buyer has made such examination of the Interests, the Property Partnerships, the assets owned by the Property Partnerships and all other matters affecting or relating to the transactions contemplated hereunder as Buyer has deemed necessary. In entering into this Agreement, Buyer has not been induced by and has not relied upon any written or oral representations, warranties or statements, whether express or implied, made by BREA, any Seller, any partner of BREA or any Seller, or any agent, employee, or other representative of any of the foregoing or by any broker or any other person representing or purporting to represent BREA or any Seller, with respect to the Interests, the Property Partnerships, the assets owned by the Property Partnerships or any other matter affecting or relating to the transactions contemplated hereby, other than those expressly set forth in this Agreement. Buyer's obligations under this Agreement shall not be subject to any contingencies, diligence or conditions except as expressly set forth in this Agreement.

                 5.6 Good Faith Efforts. Buyer shall use its good faith efforts to consummate the Closing and fulfill each of its obligations hereunder.

                 5.7 Sellers. Although the Sellers have jointly executed this Agreement for administrative efficiency, Buyer hereby acknowledges and agrees that each Seller shall be liable hereunder only for the representations, warranties and covenants made by such Seller with respect to such Seller and the Assets owned by such Seller, and no Seller shall be liable for any representations, warranties or covenants made by any of the other Sellers hereunder.

                 5.8 Operation of the Property Partnerships. Buyer covenants and agrees that, prior to the Closing, it shall cause Interstate's affiliates, as partners in the Interstone Partnerships or the Property Partnerships, and as manager of the assets owned by the Property Partnerships, to continue to operate the assets of the Property Partnerships in accordance (in all material respects) with the standards and procedures in which they have been and continue to be operated as of the date hereof. Without limiting the foregoing, Buyer covenants and agrees that such affiliates will not permit the prepayment of expenses, the deferral of receivables or the incurrence of capital expenditures except in accordance with such historical standards and procedures. If Buyer breaches this covenant, the calculation of the amount owed to the Sellers pursuant to Section 2(f) above shall be calculated as if the prepayments, deferrals, incurrence of capital expenditures or other items which fail to comply with such historical standards and procedures were not made.


                 6.       Conditions Precedent to Closing.

                          6.1 Sellers' Obligation. The obligation of the Sellers to consummate the transfer of the Assets to Buyer on the Closing Date is subject to the satisfaction (or waiver by the Sellers) as of the Closing of the following conditions:

                 (a) Each of the representations and warranties made by Buyer in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date, and Buyer shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by Buyer on or before the Closing; and Buyer shall have delivered to the Sellers a certificate dated the Closing Date and signed by an authorized officer of Buyer confirming the foregoing.

                 (b) The Sellers shall have received duly executed counterparts of each of the following documents, dated as of the Closing Date:

                          (i) Assignment and Assumption of Interests for each of the Interests;

                          (ii) amendments to the limited partnership agreements and certificates of limited partnership for the Interstone Partnerships and the Property Partnerships reflecting the assignment of partnership interests;

                          (iii) all documents reasonably necessary to be executed by Buyer (or its affiliates) with respect to the sale of the Trumbull Hotel, the Trumbull Interests and/or the Trumbull Notes and Trumbull Mortgage in accordance with
                 Section 1(b) above, unless the Trumbull Assets have been removed from the Assets pursuant to Section 1(b) above;

                          (iv) written confirmation from each of Buyer's affiliates who are partners in the Interstone Partnerships that they are not entitled to any distributions under Section 5.5 of any of the limited partnership agreements of the Interstone Partnerships with respect to amounts received by the Sellers under this Agreement;

                          (v) the Interstone Three Amendments (as defined below) or such other documents as discussed in Section 14 below);

                          (vi) any forms or affidavits required to be filed with respect to any applicable transfer, stamp, transfer gains or other similar taxes applicable to the transfers;

                          (vii) such other documents reasonably required by the Sellers to transfer the Assets hereunder.

                 (c) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the applicable Assets or the consummation of any other transaction contemplated hereby.

                 (d) No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the Assets or the consummation of any other transaction contemplated hereby or (ii) seeking material damages with respect to such purchase and sale or any other transaction contemplated hereby.

                 (e) The Sellers shall have received a duly executed and sworn Secretary's Certificate of Buyer, certifying that Buyer has duly adopted resolutions authorizing the transactions contemplated hereby and that the resolutions have not been revoked, modified or amended.

                 (f) The Sellers shall have received an executed and acknowledged Incumbency Certificate of Buyer, certifying the authority of the officers of Buyer to execute this Agreement and the other documents delivered by Buyer to the Sellers at the Closing.

                 (g) The Sellers shall have received (i) the Earnest Money from Escrow Agent, (ii) payment of the remainder of the Purchase Price in accordance with Section 2(d)(ii) above, and (iii) payment of all other amounts due to the Sellers hereunder.

                 (h) Buyer shall have obtained all necessary consents to the transfer of the Assets from any ground lessors, lenders, franchisors, partners in the Property Partnerships and all other third parties with approval rights. The Sellers shall cooperate with Buyer in obtaining any necessary consents (including reasonably timely execution of any applications or similar documents), but Buyer acknowledges and agrees that the obtaining of all necessary consents shall be Buyer's obligation hereunder. Notwithstanding the foregoing, if, at the Closing, Buyer has not obtained all of the necessary consents discussed in this subsection (i) but (1) Buyer agrees to indemnify the Sellers and the affiliates of the Sellers against any losses, liabilities, claims, damages and reasonable expenses the Sellers or the affiliates of the Sellers may incur as a result of the failure to obtain such consents, (2) the liability to the Sellers or their affiliates from Buyer's failure to obtain all necessary consents may not exceed $50,000,000 (except that with respect to the failure to obtain a consent regarding a liquor license held by or on behalf of any Property Partnership, such $50,000,000 limitation shall not apply as long as Buyer, on the Closing Date, has named such parties as the Sellers shall direct as additional insureds on all liability and dram shop insurance policies and Buyer shall maintain such parties as additional insureds on such policies until such consent is obtained) and (3) the failure to obtain such consent will not subject the Sellers' to the risk of criminal liability, then the Sellers shall not be entitled to fail to close hereunder if the sole reason for such failure to close is the fact that Buyer has not met the requirements of this subsection (i).

                 (i) Buyer shall have paid (or reimbursed the Sellers, as the case may be) all of the reasonable costs and expenses incurred by the Sellers and Buyer in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including without limitation the reasonable legal fees and disbursements of the Sellers' counsel, and any sales, real estate transfer, stamp, recordation, or other similar taxes applicable to or arising out of the sale of the Assets, but not including any tax pursuant to the New York Gains Tax Law (as defined below).

                 (j) Buyer shall have paid or caused its affiliates to have paid to BREA in satisfaction of amounts due to certain of the Sellers a disposition fee of $987,000 in the aggregate payable under the partnership agreements of the Interstone Partnerships. These amounts shall be in addition to any other amounts payable by the Buyers hereunder.

                 (k) If the IPO has been completed by the Closing Date, BREA and its affiliates shall have received shares of common stock of Interstate in accordance with the terms of the Option Agreement, unless the failure to receive such shares is due to a default by BREA thereunder.

                 (l) The closing of the transactions contemplated by the Fort Magruder Agreement shall have occurred in accordance with the terms of the Fort Magruder Agreement unless the failure to close is due to a default by the sellers thereunder (other than IHC/Williamsburg, Inc.).

                 (m) Buyer shall have replaced the $5,000,000 letter of credit provided to Wells Fargo by affiliates of the Sellers as security.

                 (n) Buyer shall be a wholly owned subsidiary of Interstate.


                 6.2 Buyer's Obligation. The obligation of Buyer to purchase and pay for the Assets is subject to the satisfaction (or waiver by Buyer) as of the Closing of the following conditions:

                 (a) Each of the representations and warranties made by the Sellers in this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of Closing Date, and the Sellers shall have performed or complied in all material respects with each obligation and covenant required by this Agreement to be performed or complied with by the Sellers on or before the Closing; and the Sellers shall have delivered to Buyer certificates dated the Closing Date and signed by authorized officers of the Sellers confirming the foregoing.

                 (b) Buyer shall have received duly executed counterparts of each of the following documents, dated the Closing Date:

                          (i) Assignment and Assumption of Interests for each of the Interests;

                          (ii) amendments to the limited partnership agreements and certificates of limited partnership for the Interstone Partnerships and the Property Partnerships reflecting the assignment of partnership interests;

                          (iii) all documents reasonably necessary to be executed by Buyer (or its affiliates) with respect to the sale of the Trumbull Hotel, the Trumbull Interests and/or the Trumbull Notes and Trumbull Mortgage in accordance with
                 Section 1(b) above, unless the Trumbull Assets have been removed from the Assets pursuant to Section 1(b) above;

                          (iv) the Interstone Three Amendments (as defined below) or such other documents as discussed in Section 14 below);

                          (v) any forms or affidavits required to be filed with respect to any applicable transfer, stamp, transfer gains or other similar taxes applicable to the transfers;

                          (vi) such other documents reasonably required by Buyer to transfer the Assets hereunder.

                 (c) No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any governmental authority of competent jurisdiction shall be in effect as of the Closing which restrains or prohibits the transfer of the applicable Assets or the consummation of any other transaction contemplated hereby.

                 (d) No action, suit or other proceeding shall be pending which shall have been brought by any person or entity (other than the parties hereto and their affiliates) (i) to restrain, prohibit or change in any material respect the purchase and sale of the applicable Assets or the consummation of any other transaction contemplated hereby or (ii) seeking material damages with respect to such purchase and sale or any other transaction contemplated hereby.

                 (e) Buyer shall have received a duly executed and sworn Secretary's Certificate from the Sellers (or the general partners of the Sellers, where appropriate) certifying that the Sellers have taken all necessary action to authorize the execution of all documents being delivered hereunder and the consummation of all of the transactions contemplated hereby and that such authorization has not been revoked, modified or amended.

                 (f) Buyer shall have received an executed and acknowledged Incumbency Certificate from the Sellers (or the general partners of the Sellers, where appropriate) certifying the authority of the officers of the Sellers (or the general partner of the Sellers, where appropriate) to execute this Agreement and the other documents delivered by the Sellers to Buyer at the Closing.

                 (f) If the IPO has been completed by the Closing Date, Interstate shall have received all payments required to be made by BREA and its affiliates in accordance with the terms of the Option Agreement, unless the failure to receive such payments is due to a default by Interstate.

                 (g) The closing of the transactions contemplated by the Fort Magruder Agreement shall have occurred in accordance with the terms of the Fort Magruder Agreement unless the failure to close is due to a default by Interstate or IHC/Williamsburg Inc.

                 7. New York State Real Estate Transfer Gains Tax; Other Real Estate Transfer Taxes. (a) In the case of any Interest in an Interstone Partnership or Property Partnership which directly or indirectly owns real property located in the State of New York, Buyer and the Sellers agree to comply in a timely manner with the requirements of Article 31-B of the Tax Law of the State of New York and the regulations applicable thereto, as the same from time to time may be amended (the "NY Gains Tax Law"). Buyer agrees to execute and acknowledge a Transferee Questionnaire (Form TP-581), prepared by the Sellers, with respect to each such Interest within five business days after the date of this Agreement. Each Seller of each such Interest agrees to execute and acknowledge a Transferor Questionnaire (Form TP-580), prepared by such Seller, with respect to each such Interest within five business days after the date of this Agreement. The Sellers shall pay any amounts due under the NY Gains Tax Law.

                 (b) Buyer and the Sellers agree to comply with all other real estate transfer tax laws applicable to the sale of the Assets.


                 8. Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement.


                 9. Survival of Representations. The representations and warranties contained in Section 4.6 of this Agreement shall survive the Closing and shall terminate on the first anniversary of the Closing Date. The remainder of the representations and warranties contained in this Agreement shall survive the Closing and shall terminate on the third anniversary of the Closing Date.


                 10.      Indemnification.

                 10.1 Indemnification by the Sellers. Each Seller shall indemnify and hold Buyer, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys' fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses ("Losses"), arising out of, or in any way relating to, (i) any breach of any representation or warranty of such Seller contained in this Agreement or in any Schedule, certificate, instrument or other document delivered pursuant hereto and (ii) any breach of any covenant of such Seller contained in this Agreement, such obligation to survive the Closing subject to Section 10.3.

                 10.2 Indemnification by Buyer. Buyer shall indemnify and hold the Sellers, their affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing harmless from any and all Losses arising out of, or in any way relating to, (i) any breach of any representation or warranty by Buyer contained in this Agreement or in any Schedule, certificate, instrument or other document delivered pursuant hereto or in connection herewith, (ii) any breach of any covenant of Buyer contained in this Agreement, and (iii) whether or not the Closing occurs, any breach of any provision of any partnership agreement of the Property Partnerships or of any agreement to which any Property Partnership is a party, such obligation to survive the Closing or termination of this Agreement subject to
         Section 10.3.

                 10.3 Termination of Indemnification. (a) The obligations of the Sellers under Section 10.1 shall terminate on the first anniversary of the Closing Date (or the first anniversary of the termination of this Agreement) except with respect to any claims expressly asserted prior to such termination; provided however that with respect to any representations of the Sellers herein which survive for a period of 3 years after the Closing Date pursuant to
         Section 9 above, the obligations of the Sellers with respect to such representations shall survive until the termination of the survival of such representations.

                 (b) The obligations of Buyer under Section 10.2 shall terminate on the first anniversary of the Closing Date (or the first anniversary of the termination of this Agreement) except with respect to any claims expressly asserted prior to such termination; provided however that with respect to any representations of Buyer herein which survive for a period of 3 years after the Closing Date pursuant to
         Section 9 above, the obligations of Buyer with respect to such representations shall survive until the termination of the survival of such representations.


                 11. Allocation of Purchase Price. The parties hereto shall use good faith efforts to agree, prior to Closing, upon an allocation of the Purchase Price among the Assets and among certain classes of assets owned by the Property Partnerships;

provided, however that a failure of the parties to reach agreement on such allocation shall not permit any party to fail to close hereunder, and the agreement contained in this Section shall survive the Closing.


                 12. Default. (a) If Buyer shall default in the performance of its obligations under this Agreement to purchase the Assets by the Outside Closing Date, or Interstate shall default in the performance of its obligations under the Fort Magruder Agreement to purchase the assets thereunder by the Outside Closing Date, or, if the IPO has occurred, Interstate shall default in its obligations under the Option Agreement to deliver shares of common stock of Interstate to BREA and its affiliates, the Sellers, as their sole and exclusive remedy hereunder (except as set forth in the last sentence of this subsection (a)), shall be entitled to terminate this Agreement, to direct Escrow Agent to deliver the Earnest Money to the Sellers, and to retain the Earnest Money as liquidated damages, at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination. Buyer agrees that the Sellers shall have the right to retain the Earnest Money as liquidated damages without the necessity of proving actual damages due to the difficulty of proving actual damages resulting from Buyer's default hereunder. In addition to the above remedies, if Buyer shall default in its performance of its obligations under this Agreement to purchase the Assets by the Outside Closing Date, the provisions of the Interstone Amendments shall apply. Nothing in this Section shall be deemed to waive any of BREA's rights under the Option Agreement, all of which shall remain in full force and effect. Nothing in this Section shall be deemed to limit the Sellers' remedies with respect to a breach by Buyer of any of its obligations which survive the Closing.

                 (b) If any Seller shall default in the performance of its obligations under this Agreement to cause the sale of the Assets by the Outside Closing Date, Buyer, as its sole and exclusive remedy, shall be entitled to (i) terminate this Agreement, direct Escrow Agent to deliver the Earnest Money to Buyer and retain the Earnest Money, at which time this Agreement shall be terminated and of no further force and effect except for the provisions which explicitly survive such termination, or (ii) in the alternative, bring an action for specific performance of the Sellers' obligations under this Agreement. Nothing in this Section shall be deemed to limit the Buyer's remedies with respect to a breach by any Seller of any of such Seller's obligations which survive the Closing.


                 13. Rights of the Sellers. (a) If, at any time after the date hereof through a date which is nine months after the Closing Date, an Interstate Disposition (as defined below) occurs and the net proceeds (whether in cash or property) of such Interstate Disposition reflect a total enterprise value (including debt) of Interstate (or Qualifying Entity (as defined below)) in excess of (i) $650,000,000 if the Trumbull Assets were sold to Buyer pursuant to this Agreement or (ii) $621,000,000 if the Trumbull Assets were not sold to Buyer pursuant to the terms of this Agreement, Buyer shall (contemporaneous with the closing of such Interstate Disposition and as a condition thereto) pay to BREA, in cash (without duplication of any additional net proceeds received by BREA and its affiliates pursuant to the Option Agreement with respect to such Interstate Disposition), 50% of the amount of such excess. As used in this Section, an "Interstate Disposition" shall mean any of the following transactions, whether in one transaction or through a series of transactions: (A) a merger, consolidation, recapitalization, reorganization, reclassification or other similar transaction involving Interstate or any other entity ("Qualifying Entity") which, directly or indirectly, owns all or substantially all of the assets of Interstate and its affiliates as of the date of this Agreement and all or substantially all of the Assets being transferred hereunder and the assets being transferred under the Fort Magruder Agreement; (B) a direct or indirect sale, transfer, contribution or other disposition of all or substantially all of the assets of Interstate or Qualifying Entity; and (C) a direct or indirect sale, transfer, contribution or other distribution of the capital stock or other equity interests of Interstate or Qualifying Entity (on a primary or secondary basis), including without limitation an initial public offering of shares of common stock of Interstate or Qualifying Entity.

                 (b) If, at any time after the date hereof through a date which is nine months after the Closing Date, a Hotel Disposition (as defined below) shall occur, and the net proceeds (whether in cash or property) of such Hotel Disposition reflect a total enterprise value (including debt) for the Hotel Assets (as defined below) in excess of (i) $480,000,000 if the Trumbull Assets were sold to Buyer pursuant to this Agreement or (ii) $451,000,000, if the Trumbull Assets were not sold to Buyer pursuant to the terms of this Agreement, Buyer shall (contemporaneous with the closing of such Interstate Disposition and as a condition thereto) pay to BREA, in cash, 50% of the amount of such excess. As used in this Section, a "Hotel Disposition" shall mean any of the following transactions, whether in one transaction or through a series of transactions: (A) a direct or indirect sale, transfer, contribution or other disposition of all or substantially all of the Hotel Assets; (B) a direct or indirect sale, transfer, contribution or other disposition of all or substantially all of the direct or indirect partnership interests in the Property Partnerships by Buyer, Interstate, Qualifying Entity or any affiliate of the foregoing and the Fort Magruder Partnership; with respect to clauses (A) and (B), where the transferring party or parties are Interstate, Qualifying Entity, Buyer, the Property Partnerships and/or any affiliates of Interstate;
(C) a merger, consolidation,
recapitalization, reorganization, reclassification or other similar transaction involving Interstate, Qualifying Entity or an affiliate or affiliates of Interstate or Qualifying Entity which own, directly or indirectly, the Hotel Assets; and (D) a direct or indirect sale, transfer, contribution or other distribution of the capital stock or other equity interests, including without limitation an initial public offering, of Interstate, Qualifying Entity or an affiliate or affiliates of Interstate or Qualifying Entity which own, directly or indirectly, the Hotel Assets. Net proceeds from a Hotel Disposition described in clauses (C) and (D) above shall equal the net proceeds allocable to the Hotel Assets only. As used in this Section, "Hotel Assets" means all of the assets owned by the Property Partnerships and the Fort Magruder Partnership as of the date hereof.

                 (c) If, at any time after the date hereof through a date which is nine months after the Closing Date, an Interest Disposition (as defined below) shall occur and the net proceeds (whether in cash or property) of such Interest Disposition exceeds (i) the sum of (A) $141,700,000 plus (B) any amount the Sellers require Buyer to pay to the owner of the Trumbull Hotel pursuant to Section 2(b) above if the Trumbull Assets were sold to Buyer pursuant to this Agreement or (ii) $129,700,000 if the Trumbull Assets were not sold to Buyer pursuant to the terms of this Agreement, Buyer shall (contemporaneous with the closing of such Interstate Disposition and as a condition thereto) pay to BREA, in cash, 100% of the amount of such excess. As used in this Section, an "Interest Disposition" shall mean the direct or indirect sale, transfer, contribution or other disposition of all or substantially all of the Interests and the Fort Magruder Interests, where the transferring party or parties are Interstate, Qualifying Entity, Buyer, the Property Partnerships and/or any affiliates of Interstate or Qualifying Entity, whether in one transaction or through a series of transactions. Interstate Dispositions, Hotel Dispositions and Interest Dispositions shall be collectively referred to herein as the "Dispositions".

                 (d)      Notwithstanding the foregoing, the provisions of this
Section 13 shall not be applicable with respect to a Disposition which occurs after the completion of the IPO unless the Disposition was disclosed in the registration statement, prospectus or any other public document in connection with the IPO.

                 (e) Buyer hereby covenants and agrees that neither it nor its affiliates shall structure any disposition transaction or transactions in a manner designed principally to avoid the payment of any amounts that would otherwise be payable to BREA under this Section 13, and upon a breach of the covenant contained in this subsection (e), such amounts that would otherwise be payable to the Sellers under this Section 13 if no breach had occurred shall become due and payable by Buyer to the Sellers.

                 (f) If any single transaction results in a payment obligation to the Sellers pursuant to more than one of subsections (a), (b) or
(c) of this Section 13, the Sellers shall receive the highest amount payable pursuant to this Section 13 in connection therewith.

                 (g) The provisions of this Section 13 shall survive the Closing.


                 14. Interstone Three. (a) Simultaneously with the Closing hereunder, Buyer and the Sellers shall cause their respective affiliates which constitute all the partners in Interstone Three Partners I L.P., Interstone Three Partners II L.P., Interstone Three Partners III L.P. and Interstone Three Partners IV L.P. (collectively, the "Interstone Three Partnerships") to execute and deliver amendments to the limited partnership agreements of the Interstone Three Partnerships, reflecting the terms set forth in Exhibit B attached hereto and made a part hereof (the "Interstone Three Amendments").

                 (b) Notwithstanding the foregoing, if the Interstone Three Partnerships purchase any assets prior to the Closing, prior to the termination of this Agreement, the affiliates of the Sellers which are partners in the Interstone Three Partnerships shall not sell any such assets without the consent of the affiliates of Buyer which are partners in the Interstone Three Partnerships. In addition, upon the Closing Buyer and the Sellers shall cause their respective affiliates which constitute all the partners in Interstone Three Partnerships to terminate the right of first opportunity under the Interstone Three Partnerships and to form Interstone Four Partners I L.P., Interstone Four Partners II L.P., Interstone Four Partners III L.P. and Interstone Four Partners IV L.P. (collectively, the "Interstone Four Partnerships"), upon the same terms as the Interstone Three Partnerships as they would have been amended by the Interstone Three Amendments (except that the aggregate committed capital of the Interstone Four Partnerships shall equal $60,000,000 less the aggregate capital contributions made under the Interstone Three Partnerships, and such aggregate remaining committed capital for the Interstone Four Partnerships shall be apportioned among the partners in accordance with the partnership percentages in the Interstone Four Partnerships). In addition, Buyer and the Sellers shall cause their respective affiliates which constitute all the partners in Interstone Three Partnerships to execute and deliver the Interstone Three Amendments at the Closing. In such case, the Interstone Three Amendments will contain a provision that the Interstone Three Amendments will not be effective until such time as the partners of the Interstone Three Partnerships affiliated with Buyer shall have distributed to the partners of the Interstone Three Partnerships affiliated with the Sellers (in proportion to their sharing percentages in the Interstone Three Partnerships) in the aggregate, 26% of the total capital contributions made to the

Interstone Three Partnerships through the Closing Date, with the effect that after such distribution, the partners affiliated with the Sellers shall have contributed 49% of the total contributions of the Interstone Three Partnerships and the partners affiliated with Buyer shall have contributed 51% of the total contributions of the Interstone Three Partnerships.


                 15. Lisle Management Agreement. The Sellers hereby agree that at the Closing, they shall cause the delivery to Buyer of an amendment to the Management and Leasing Agreement dated as of July 9, 1994 between BRPM Associates L.P. and Interstone/Lisle Partnership L.P. (the "Lisle Management Agreement") which shall grant Interstone/Lisle Partnership L.P. the option to terminate the Lisle Management Agreement upon 15 days written notice at any time after the Closing without the payment of any termination fee.


                 16. Use of Blackstone Name and Address. Buyer hereby acknowledges and agrees that, notwithstanding any provision of the limited partnership agreements of the Interstone Partnerships or the Property Partnerships, neither Buyer nor any affiliate, successor, assignee or designee of Buyer shall be entitled to use the name "Blackstone" in any way whatsoever. Buyer further acknowledges and agrees that, upon the Closing, the principal place of business of the Interstone Partnerships and the Property Partnerships shall cease to be 118 North Bedford Road, Suite 300, Mount Kisco, New York 10549 or 345 Park Avenue, New York, New York 10154. The provisions of this Section shall survive the Closing.


                 17. Agreement of Interstate. By its execution below, Interstate hereby covenants and agrees that it shall provide funds to Buyer from time to time to the extent necessary for Buyer to satisfy any claims any of the Sellers may have against Buyer pursuant to this Agreement, taking into account other liabilities that Buyer may have. Interstate acknowledges that the covenants provided in this Section are material inducements to the Sellers' execution of this Agreement, and that the Sellers are relying on the covenants provided in this Section in executing and delivering this Agreement. The provisions of this Section shall survive the Closing. Nothing contained in this Agreement, in Section 12 or elsewhere, shall be deemed to limit the Sellers' remedies against Interstate in the event Interstate breaches the covenants provided in this Section.


                 18. Brokers. (a) Each Seller represents and warrants to Buyer that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby. Each Seller agrees to indemnify, protect, defend and hold Buyer harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from such Seller's breach of the foregoing representation in this subsection (a). The provisions of this subsection (a) shall survive the Closing and any termination of this Agreement.

                 (b) Buyer represents and warrants to the Sellers that it has dealt with no broker, salesman, finder or consultant with respect to this Agreement or the transactions contemplated hereby. Buyer agrees to indemnify, protect, defend and hold the Sellers harmless from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges resulting from Buyer's breach of the foregoing representations in this subsection (b). The provisions of this subsection (b) shall survive the Closing and any termination of this Agreement.


                 19. Confidentiality; Registration Statement. (a) Buyer and the Sellers shall hold as confidential all information concerning each other, the Partnerships, this Agreement and the transaction contemplated hereby disclosed in connection with the transaction contemplated hereby, and shall not release any such information to third parties without the prior written consent of the other parties hereto, except (i) any information which was previously or is hereafter publicly disclosed (other than in violation of this Agreement or other confidentiality agreements to which affiliates of Buyer are parties),
(ii) to their counsel, accountants and other advisors who need to know such information in connection with the transactions contemplated herein, (iii) to prospective underwriters and their counsel, (iv) as required to obtain any consent in connection with consummation of the transactions contemplated herein, (v) to their lenders, (vi) to comply with any law, rule or regulation, and (vii) any other disclosures which a party reasonably believes is necessary in order to consummate the transactions contemplated herein and which do not materially adversely affect the other parties hereto, the Interstone Partnerships or the Property Partnerships. The provisions of this Section shall survive the Closing or the termination of this Agreement for a period of 4 years.

                 (b) Buyer agrees that Interstate (or a successor) shall, except as prohibited by law, consult with the Sellers concerning the drafting and filing of the registration statement, prospectus and all other documents in connection with the initial public offering of Interstate (or a successor) and will reasonably consider any comments and objections the Sellers may have. Notwithstanding the foregoing, no such registration statement, prospectus or other document may refer to the Sellers or any affiliate of the Sellers without the prior written consent of the Sellers, not to be unreasonably withheld or delayed. Buyer agrees that the failure of Interstate to comply with this provision shall constitute a default of Buyer hereunder.

                 20. Successors and Assigns; No Third-Party Beneficiaries. The stipulations, terms, covenants and agreements contained in this Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective permitted successors and assigns (including any successor entity after a public offering of stock, merger, consolidation, purchase or other similar transaction involving a party hereto) and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.


                 21. Assignment. This Agreement may not be assigned by either party hereto without the consent of the other party hereto, except to an entity under the control of, controlling or under common control with the assigning party, provided that in each case, the assigning party will continue to remain primarily liable under this Agreement notwithstanding any such assignment. Buyer may designate parties to which the Assets will be assigned at the Closing, provided that Buyer will continue to remain primarily liable under this Agreement notwithstanding any such designation.

                 22. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and shall be (i) personally delivered, (ii) delivered by express mail, Federal Express or other comparable overnight courier service, (iii) telecopied or (iv) mailed to the party to which the notice, demand or request is being made by certified or registered mail, postage prepaid, return receipt requested, as follows:

         (a)     To any Seller:

                          c/o Blackstone Real Estate Advisors L.P.
                          345 Park Avenue
                          New York, New York 10154
                          Attention: Mr. Thomas J. Saylak
                          Facsimile: 212-754-8726

                 with copies thereof to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, New York 10017
                          Attention: Glenn D. Kesselhaut, Esq.
                          Facsimile: 212-455-2502

         (b)     To Buyer:

                          c/o Interstate Hotels Corporation
                          Foster Plaza X
                          680 Andersen Drive
                          Pittsburgh, Pennsylvania 15220
                          Attention: Mr. Milton Fine
                          Facsimile:  412-937-8053


                 with copies thereof to:

                          Interstate Hotels Corporation
                          Foster Plaza X
                          680 Andersen Drive
                          Pittsburgh, Pennsylvania 15220
                          Attention: Marvin I. Droz, Esq.
                          Facsimile:  412-937-3265

                                  and

                          Jones, Day, Reavis & Pogue
                          2300 Trammel Crow Center
                          2001 Ross Avenue
                          Dallas, Texas 75201
                          Attention: David Lowery, Esq.
                          Facsimile: 214-969-5100

All notices (i) shall be deemed to have been given on the date that the same shall have been delivered in accordance with the provisions of this Section and
(ii) may be given either by a party or by such party's attorneys. Any party may, from time to time, specify as its address for purposes of this Agreement any other address upon the giving of 10 days' notice thereof to the other parties.


                 23. Entire Agreement. This Agreement, along with the Exhibits hereto, and the "Ground Rules" letter agreement dated March 18, 1996 between BREA (by Thomas J. Saylak) and Interstate (by Marvin I. Droz), which letter, as amended, shall survive the execution of this Agreement, (but specifically excluding any other correspondence between any of the parties hereto or any of their affiliates), contains all of the terms agreed upon between the parties hereto with respect to the subject matter hereof, and all understandings and agreements heretofore had or made among the parties hereto are merged in this Agreement which alone fully and completely expresses the agreement of the parties hereto.


                 24. Amendments. This Agreement may not be amended, modified, supplemented or terminated, nor may any of the obligations of the Sellers or Buyer hereunder be waived, except by written agreement executed by the party or parties to be charged.


                 25. No Waiver. No waiver by either party of any failure or refusal by the other party to comply with its obligations hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.


                 26. Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York.


                 27. Submission to Jurisdiction. Each of Buyer and each Seller irrevocably submits to the jurisdiction of (a) the Supreme Court of the State of New York, New York County, (b) the United States District Court for the Southern District of New York, and (c) the United States District Court for the Western District of Pennsylvania for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Buyer and each Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New York or Pennsylvania with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Buyer and each Seller irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Supreme Court of the State of New York, New York County, (b) the United States District Court for the Southern District of New York, and (c) the United States District Court for the Western District of Pennsylvania, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                 28. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


                 29. Section Headings. The headings of the various Sections of this Agreement have been inserted only for purposes of convenience, are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.


                 30. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                 IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                        BJS INTERSTONE MANAGEMENT ASSOCIATES

                        By:     Blackstone Real Estate  Inc.,
                                general partner

                                By:       /s/ Thomas J. Saylak
                                          --------------------------------------
                                          Name:
                                          Title:


                        BLACKSTONE REAL ESTATE PARTNERS I L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:


                        BLACKSTONE REAL ESTATE PARTNERS II L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:


                        BLACKSTONE REAL ESTATE PARTNERS III L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:

                        BLACKSTONE REAL ESTATE PARTNERS IV L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:


                        BLACKSTONE REAL ESTATE HOLDINGS L.P.

                        By:     BREA L.L.C., general partner

                                By:       /s/ Thomas J. Saylak
                                          --------------------------------------
                                          Name:
                                          Title:


                        BLACKSTONE RE CAPITAL PARTNERS L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:


                        BLACKSTONE RE CAPITAL PARTNERS II L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:

                        BLACKSTONE RE OFFSHORE CAPITAL
                        PARTNERS L.P.

                        By:     Blackstone Real Estate
                                Associates L.P., general partner

                                By:     BREA L.L.C., general partner

                                        By:      /s/ Thomas J. Saylak
                                                 ------------------------------
                                                 Name:
                                                 Title:

                        BJS INTERSTONE ASSOCIATES

                        By:     Blackstone Real Estate Inc.,
                                general partner

                                By:       /s/ Thomas J. Saylak
                                          --------------------------------------
                                          Name:
                                          Title:


                        BREI/HOUSTON INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        BREI/LISLE INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        BREI/COLORADO SPRINGS INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        BREI/DENVER INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:

                        BREI/ATLANTA INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:

                        BREI/CONSHOHOCKEN INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        BREI/HUNTINGTON INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        BREI/CGL INC.

                        By:      /s/ Thomas J. Saylak
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        S.B. WESTRIDGE, INC.

                        By:      /s/ John D. Schreiber
                                 -----------------------------------------------
                                 Name:
                                 Title:


                        IHC MEMBER CORPORATION

                        By:      /s/ Milton Fine
                                 -----------------------------------------------
                                 Name:
                                 Title:


WITH RESPECT TO SECTION 17 ONLY:

INTERSTATE HOTELS CORPORATION

By:       /s/ Milton Fine
         ---------------------------
         Name:
         Title:

                                  Schedule A-1

                   BREP Assignors and Interstone Partnerships


BREP Assignors                                               Interstone Partnerships
- - -----------------                                            -----------------------
BJS Interstone Management
  Associates                                                Interstone Partners I L.P.
                                                            Interstone Partners II L.P.
                                                            Interstone Partners III L.P.
                                                            Interstone Partners IV L.P.
                                                            Interstone Two Partners I L.P.
                                                            Interstone Two Partners II L.P.
                                                            Interstone Two Partners III L.P.
                                                            Interstone Two Partners IV L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.


Blackstone Real Estate
  Partners I L.P.                                           Interstone Partners I L.P.
                                                            Interstone Two Partners I L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone Real Estate
  Partners II L.P.                                          Interstone Partners II L.P.
                                                            Interstone Two Partners II L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone Real Estate
  Partners III L.P.                                         Interstone Partners III L.P.
                                                            Interstone Two Partners III L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone Real Estate
  Partners IV L.P.                                          Interstone Partners IV L.P.
                                                            Interstone Two Partners IV L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone Real Estate
  Holdings L.P.                                             Interstone Partners III L.P.
                                                            Interstone Two Partners III L.P.


Blackstone RE Capital
  Partners L.P.                                             Interstone Partners III L.P.
                                                            Interstone Two Partners III L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone RE Capital
  Partners II L.P.                                          Interstone Partners IV L.P.
                                                            Interstone Two Partners IV L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

Blackstone RE Offshore
  Capital Partners L.P.                                     Interstone Partners IV L.P.
                                                            Interstone Two Partners IV L.P.
                                                            Colorado Springs Master
                                                              Interstone L.P.

BJS Interstone Associates                                   Colorado Springs Master
                                                              Interstone L.P.

                                  Schedule A-2

                     GP Assignors and Property Partnerships


GP Assignors                                       Property Partnerships
- - -----------------                                  ---------------------
BREI/Houston Inc.                                  Interstone/Houston
                                                   Partnership, L.P.

BREI/Lisle Inc.                                    Interstone/Lisle
                                                   Partnership, L.P.

BREI/Colorado Springs Inc.                         Interstone/Colorado Springs
                                                   Partnership, L.P.

BREI/Denver Inc.                                   Interstone/Denver
                                                   Partnership. L.P.

BREI/Atlanta Inc.                                  Interstone/Atlanta
                                                   Partnership, L.P.

BREI/Conshohocken Inc.                             Interstone/Conshohocken
                                                   Partnership L.P.

BREI/Huntington Inc.                               Huntington Hotel Partners L.P.

BREI/CGL Inc.                                      Interstone/CGL Management
                                                   Associates, which is the general partner
                                                   of Interstone/CGL Partners L.P.; Interstone/CGL
                                                   Management Associates and Interstone/CGL
                                                   Partners L.P. shall both be deemed Property
                                                   Partnerships hereunder

S.B. Westridge, Inc.                               Interstone/Houston
                                                   Partnership, L.P.
                                                   Interstone/Lisle
                                                   Partnership, L.P.
                                                   Interstone/Colorado Springs
                                                   Partnership, L.P.
                                                   Interstone/Denver
                                                   Partnership, L.P.
                                                   Interstone/Atlanta
                                                   Partnership, L.P.
                                                   Interstone/Conshohocken
                                                   Partnership L.P.
                                                   Huntington Hotel Partners L.P.

                                   Schedule B

                                Trumbull Members

Blackstone Real Estate Partners I L.P.

Blackstone Real Estate Partners II L.P.

Blackstone Real Estate Partners III L.P.

Blackstone Real Estate Partners IV L.P.

Blackstone Real Estate Holdings L.P.

Blackstone RE Capital Partners L.P.

Blackstone RE Capital Partners II L.P.

Blackstone RE Offshore Capital Partners L.P.

                                   Schedule C

                                 Purchase Price

Execution Date
of this Agreement and
Receipt by Escrow Agent
of the Earnest Money and
Interstone Amendments                      Aggregate Purchase Price
- - ---------------------                      -------------------------
On or Before
March 31, 1996                                     $135,500,000

April 1, 1996
through April 30, 1996                             $139,300,000

May 1, 1996
through May 31, 1996                               $143,100,000

June 1, 1996
through June 30, 1996                              $146,900,000

                                   Schedule D

                           Section 4.6(a) Exceptions

                 Leases with the following tenants have been executed with respect to the office building portion of the asset owned by Interstone/Lisle Partnership, L.P.

ITT Hartford Insurance
McDonald's
Tellabs
Union Carbide
Huntsman Chemical
Crane Valves
Comnet
Juice Pak
Paige Temporary
H.J. Heinz
BACO (in negotiation)

                                   Exhibit A

                          Form of Interstone Amendment


The Interstone Amendments shall provide for the forfeiture of Interstate's carried interest upon a default under this Agreement.

                                   Exhibit B

                      Form of Interstone Three Amendments

The Interstone Three Amendments shall make the following changes to the limited partnership agreements of the Interstone Three Partnerships, and except as changed in the Interstone Three Amendments, the limited partnership agreements of the Interstone Three Partnerships shall remain in full force and effect:

1. Interstate shall have a 51% interest in each of the Interstone Three Partnerships and BREA shall have a 49% interest in each of the Interstone Three Partnerships

2. Interstate's committed capital shall be increased to $30,600,000 and BREA's committed capital shall be reduced to $29,400,000.

3. Interstate shall control the day to day management of the Interstone Three Partnerships; BREA and Interstate shall have joint control over major decisions of the Interstone Three Partnerships (major decisions shall include the purchase and sale of assets, financing decisions and all other decisions discussed in Sections 3.2 and 3.3 of the limited partnership agreements of the Interstone Three Partnerships)

4.       A Buy/Sell provision shall be added as a deadlock mechanism

5. BREA shall only be entitled to an acquisition fee to the extent BREA introduced the acquisition to Interstate, and Interstate shall be entitled to an acquisition fee (at the same percentage) to the extent Interstate introduced the acquisition to BREA


The parties hereto shall use their best efforts to cause the underwriters of the IPO to market the IPO with the Interstone Three Partnerships having these terms.